THE RBB FUND TRUST

Element EV, Solar & Battery Materials (Lithium, Nickel, Copper, Cobalt) Futures Strategy ETF
(the “Fund”)
(Ticker: CHRG)
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Supplement dated February 10, 2023
to the Prospectus and Statement of Additional Information (“SAI”)
each dated December 28, 2022, as supplemented
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This supplement serves as notification of, and provides information regarding, certain changes to the Fund effective as of February 3, 2023. As a result, the following references in the Prospectus and SAI should be updated accordingly.

1. Change in the Name of the Fund

The name of the Fund is being changed to the following:

  The Energy & Minerals Group EV, Solar & Battery Materials (Lithium, Nickel, Copper, Cobalt) Futures Strategy ETF

2. Change in the Name of the Investment Adviser

The investment adviser to the Fund has changed its name from Element ETFs, LLC to The Energy & Minerals Group Advisors, LLC. There have been no changes to the ownership or control persons of the Fund’s investment adviser.

3. Change in the Website

The Fund’s website has been changed from www.elementfunds.com to www.emgadvisors.com.

Investors should retain this supplement for future reference.